FOURTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT AND MODIFICATION TO CREDIT AGREEMENT (the "Amendment") is made as of the sixth day of May, 1998, by and among SYSTEMS & COMPUTER TECHNOLOGY CORPORATION ("Company"), SCT SOFTWARE & RESOURCES MANAGEMENT CORPORATION ("Borrowing Subsidiary") (collectively, "Borrowers" and individually a "Borrower") and MELLON BANK, N.A. ("Bank").

                                   BACKGROUND

         A. By a Credit Agreement dated June 20, 1994 by and among Bank and Borrowers, as amended by Amendment and Modification to Credit Agreement dated April 8, 1997, Second Amendment and Modification to Credit Agreement dated April 8, 1997 and Third Amendment and Modification to Credit Agreement dated June 4, 1997 (collectively, the "Credit Agreement"), Bank agreed, inter alia, to extend to Borrowers a revolving credit facility in the principal amount of up to Thirty Million Dollars ($30,000,000.00) (the "Revolving Credit"), as further evidenced by that certain Amended and Restated Promissory Note dated April 8, 1997 payable to Bank in the original principal amount of Thirty Million Dollars ($30,000,000.00) (the "A&R Note").

         B. Borrowers have requested that Bank (i) extend the maturity date of the Revolving Credit through June 20, 2000; and (ii) permit Borrowers to incur capitalized lease obligations up to a maximum amount permitted herein, all which Bank is willing to do on the terms set forth herein.

         NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms not otherwise defined herein will have the meanings set forth therefor in the Credit Agreement.

         2. EXTENSION. The "Maturity Date" as defined in Section 1.01 of the Credit Agreement is hereby amended by be "June 20, 2000."

         3. PERMITTED CAPITALIZED LEASES. Bank and Borrowers agree that the Company and its Subsidiaries may incur Debt arising from obligations under capital equipment leases, and create encumbrances on its assets securing such obligations, as long as the total amount of such Debt does not exceed Four Million Dollars ($4,000,000.00) at any time, the encumbrances relate solely to the leased equipment and such transactions comply with the additional restrictions provided herein.

         To effect the foregoing, Section 6.02 of the Credit Agreement is hereby amended as follows:

            1. The following new item (vi) is hereby added to Subparagraph (e) (Liens, Etc.) as an additional exception to the general prohibition on the creation of Liens:

               "(vi) Capitalized leases, provided that (a) the property subject to any such lease is leased by the Company or its Subsidiary in the ordinary course of its business; (b) the capitalized lease obligations so created shall not exceed 100% of the lesser of cost or fair market value as of the time of lease of the property covered thereby; (c) the capitalized lease obligations shall only be secured by the property so leased; and (d) the capitalized lease obligations are permitted by the provisions of Section 6.02 (f)(vi)."

            2. The following new item (vi) is hereby added to Subparagraph (f)
          (Debt) as an additional exception to the general prohibition on the creation of Debt:

               "(vi) Debt based on obligations under capital equipment leases provided that the aggregate amount of all such Debt shall not exceed $4,000,000.00 at any time."

         4. FURTHER ASSURANCES. Each Borrower covenants and agrees to execute and deliver to Bank or to cause to be executed and delivered at the sole cost and expense of Borrowers, from time to time, any and all other documents, agreements, statements, certificates and information as Bank shall reasonably request to evidence or effect the terms hereof, the Credit Agreement, as amended, or any of the other Loan Documents.

         5. FURTHER AGREEMENTS AND REPRESENTATIONS. Each Borrower does hereby:

            1. ratify, confirm and acknowledge that the Credit Agreement, as amended, and the other Loan Documents continue to be and are valid, binding and in full force and effect;

            2. acknowledge and agree that such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under Loan Documents, the enforcement of any of the terms of the Credit Agreement, as amended, or the other Loan Documents; and

            3. acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Credit Agreement or any of the other Loan Documents, and does not constitute a release, termination or waiver of any of the guarantees, rights or remedies granted to the Bank therein, which guarantees, rights and remedies are hereby ratified, confirmed, extended and continued as security for the obligations of Borrowers to Bank under the Credit Agreement and the other Loan Documents, including, without limitation, this Amendment.

         6. COSTS AND EXPENSES. Borrowers shall pay to Bank all costs and expenses incurred by Bank in connection with the review, preparation and negotiation of this Amendment and all documents in connection therewith, including, without limitation, all of Bank's attorneys' fees and costs.

         7. INCONSISTENCIES. To the extent of any inconsistency between the terms, conditions and provisions of this Amendment and the terms, conditions and provisions of the Credit Agreement or the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail. All terms, conditions and provisions of the Credit Agreement and the other Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

         8. CONSTRUCTION. All references to the Credit Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

         9. NO WAIVER. Nothing contained herein and no actions taken pursuant to the terms hereof are intended to nor shall they constitute a waiver by the Bank of any rights or remedies available to Bank at law or in equity or as provided in the Credit Agreement or the other Loan Documents. Nothing contained herein constitutes an agreement or obligation by Bank to grant any further increases in the Revolving Commitment.

         10. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         11. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         12. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   SYSTEMS & COMPUTER TECHNOLOGY
                                   CORPORATION

[CORPORATE SEAL]
                                   By: /s/ Eric Haskell
                                       -----------------------------------------
                                       Eric Haskell, Senior Vice President


                                   SCT SOFTWARE & RESOURCE MANAGEMENT
                                   CORPORATION

CORPORATE SEAL]
                                   By: /s/ Eric Haskell
                                       -----------------------------------------
                                       Eric Haskell, Senior Vice President

                                   MELLON BANK, N.A.


                                   By: /s/ Marita McGough Carb
                                       -----------------------------------------
                                       Marita McGough Carb, Vice President


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

                           ACKNOWLEDGMENT AND CONSENT

         The undersigned Guarantors hereby acknowledge and consent to the foregoing Amendment and agree that the foregoing Amendment shall not constitute a release or waiver of any of the obligations of the undersigned to the Bank under the terms of their respective Subsidiary Guaranty Agreements dated June 20, 1994, all of which are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed this Acknowledgment and Consent, effective as of the date of the foregoing Agreement.

                            SCT UTILITY SYSTEMS, INC.

                            By:         /s/  Eric Haskell
                                        --------------------------------------
                            Name/Title: Eric Haskell, Senior Vice President
                                        --------------------------------------

                            SCT GOVERNMENT SYSTEMS, INC.
                            (formerly known as "SCT Public Sector, Inc.")

                            By:         /s/  Eric Haskell
                                        --------------------------------------
                            Name/Title: Eric Haskell, Senior Vice President
                                        --------------------------------------

                            SCT FINANCIAL CORPORATION

                            By:         /s/  Eric Haskell
                                        --------------------------------------
                            Name/Title: Eric Haskell, Senior Vice President
                                        --------------------------------------

                            SCT INTERNATIONAL LIMITED

                            By:         /s/  Eric Haskell
                                        --------------------------------------
                            Name/Title: Eric Haskell, Senior Vice President
                                        --------------------------------------

                            SCT PROPERTY, INC.

                            By:         /s/  Eric Haskell
                                        --------------------------------------
                            Name/Title: Eric Haskell, Senior Vice President
                                        --------------------------------------


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